EXHIBIT 10.5(K)

                        TEXAS ASSOCIATION OF REALTORS(R)
               COMMERCIAL IMPROVED PROPERTY EARNEST MONEY CONTRACT

         THIS FORM IS FURNISHED BY THE TEXAS ASSOCIATION OF REALTORS(R)
     FOR USE BY ITS MEMBERS. USE OF THIS FORM BY PERSONS WHO ARE NOT MEMBERS
           OF THE TEXAS ASSOCIATION OF REALTORS(R) IS NOT AUTHORIZED.
                 (C)Texas Association of REALTORS(R), Inc., 1995


1. PARTIES: MR. STANLEY JOBE (Seller) agrees to sell and convey to QUALITY AIR INC. AND/OR ASSIGNS (Buyer) and Buyer agrees to buy from Seller the property described below.

2. PROPERTY: The real property situated in EL PASO County, Texas, described as follows or as described on attached exhibit:

                  Lots 3 to 20, 41 to 58 Block 15 Westway Unit #2
                  809 Kingsway

         together with (a) all buildings, improvements, fixtures, and all property of every kind and character and description (personal or real) owned by Seller located on, attached to, or used in connection with the Property; (b) all rights, privileges and appurtenances pertaining thereto, including any right, title, and interest of Seller in and to adjacent streets, alleys, and rights-of-way; (c) Seller's interest in and to all leases or rents and security deposits; (d) Seller's interest in and to all licenses and permits with respect to the Property; (e) Seller's interest in all third party warranties or guaranties, if transferable, relating to the Property or to any tangible personal property and fixtures located on, attached to, or used in connection with the Property; and (f) Seller's interest in any trade names, if transferable, used in connection with the Property. The property sold by this contract is called the "Property". The metes and bounds description determined by the survey of the Property under paragraph 6(b) shall replace any exhibit describing the perimeter boundaries of the Property if it differs from the exhibit. NOTICE: ANY PROPERTY TO BE EXCLUDED FROM THE SALE SHOULD BE DESCRIBED IN PARAGRAPH 11.

3.       SALES PRICE:

         (a)      Cash portion of Sales Price payable by Buyer. . . . . . . . . . . .  $ 450,000.00
                                                                                       ------------
         (b)      Sum of all financing described in paragraph 4. . . . . . . . . . . . $   -0-
                                                                                       ------------
         (c)      Sales price [sum of (a) and (b)]. . . . . . . . . . . . . . . . . . .$ 450,000.00
                                                                                       ------------

5. EARNEST MONEY: Buyer shall deposit $ 10,000.00 as Earnest Money with SIERRA TITLE (Escrow Agent) at 1014 N. MESA, EL PASO, TEXAS 79902 (Address) on the Effective Date of this contract. The Earnest Money shall be deposited in an |X| interest |_| non-interest bearing account in a federally insured financial institution chosen by Escrow Agent and any interest shall be credited to Buyer. If Buyer fails to deposit the Earnest Money as required by this contract, Buyer shall be in default.

6.       TITLE POLICY AND SURVEY:

|X|     (a)       TITLE POLICY:  Buyer shall furnish to Buyer at Buyer's expense an Owner Policy of Title Insurance (the Title Policy) issued by SIERRA TITLE (the Title Company) in the amount of the Sales
                  Price, dated at or after closing, insuring Buyer against loss under the provisions of the Title Policy, subject only to those title exceptions permitted by this contract, or as may be approved by Buyer in writing, and the standard printed exceptions contained in the promulgated form of Title Policy;
                  provided however that (1) the exception as to area and boundaries o shall o shall not be deleted except for any shortages in area at the expense of |X| Buyer o Seller; and
                  (2) the exception as to restrictive covenants shall be endorsed "None of Record", unless restrictions are approved by Buyer. Within 15 days after the Title Company receives a copy of this contract Seller shall furnish Buyer a commitment for Title Insurance (the Commitment) including copies of recorded


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Commercial Improved Earnest Money Contract concerning      8909 KINGSWAY
                                                      --------------------------

                  documents evidencing title exceptions. Seller authorizes the Title Company to deliver the Commitment and related documents to Buyer at Buyer's address. Buyer shall have 30 days after receipt of the Commitment and legible copies of documents evidencing title exceptions required by this contract to object in writing to matters disclosed in the Commitment other than the standard printed exceptions as described or limited in this paragraph.

[ ]      (b)      SURVEY REQUIRED:  (Check (1) or (2) only)

         [ ]      (1)      Within ---------- days after: o the Effective Date of
                           this contract; Rx the date by which Buyer is required to complete inspections, studies or assessments in paragraph 7(b); (check (i) or (ii) only):

                  |X| (i) Buyer may obtain a survey of the Property at Buyer's expense.

7.       PROPERTY CONDITION/FEASIBILITY STUDIES: (Check (a) or (b) only)

|X|      (a)      PRESENT CONDITION:

         |X|      (1)      Buyer  accepts the  Property  in its present  "as-is"
                           condition. Buyer shall pay for any repairs required by a lender.

         [ ]      (2)      Buyer  accepts the Property in its present  condition
                           provided  that  Seller,  at Seller's  expense,  shall
                           complete the following repairs prior to closing:-----
                           -----------------------------------------------------
                           ----------------------- Buyer shall pay for any other repairs required by a lender.

|X|      (b)      INSPECTIONS AND FEASIBILITY STUDIES:  Within 60 days after the
                  Effective Date of this contract Buyer, at Buyer's expense, may complete or cause to be completed  inspections of the Property
                  (including  all  improvements  and fixtures) by inspections of
                  Buyer's  choice.  Inspections  may include but are not limited to:  (i)  physical  property  inspections  including,  but not limited to, structural pest control,  mechanical,  structural, electrical, or plumbing inspections; (ii) economic feasibility
                  studies;  (iii)  any  type  of  environmental   assessment  or
                  engineering study including the performance of tests such as soils tests, air sampling, or paint sampling; and (iv) compliance inspections to determine compliance with zoning ordinances, restrictions, building codes, and statutes (e.g., ADA, OSHA, and others). Seller shall permit Buyer and Buyer's inspectors access to the Property at reasonable times. Seller shall pay for turning utilities on for inspections. If Buyer determines, in Buyer's sole judgment, that the Property is not suitable for any reason for Buyer's intended use or is not in satisfactory condition, then Buyer may terminate this contract by providing written notice of termination and copies of all reports of inspections, studies, or assessments completed or caused to be completed by Buyer under this paragraph to Seller within the time required to complete the inspections, studies, or assessments under this paragraph, and the Earnest Money shall be refunded to Buyer less the sum of $ -0- to be retained by Seller as independent consideration for Buyer's right to terminate under this paragraph. If Buyer does not terminate this contract within the time required by objections with respect to the inspections, studies and assessments under this paragraph shall be deemed waived by Buyer. If this contract does not close through no fault of Seller, Buyer shall restore the Property to its original condition if altered due to inspections, studies, or assessments completed by Buyer or Buyer's inspectors. Within 80 days after the Effective Date of this contract Seller shall deliver to Buyer
                  (strike any not to be delivered):

                           (1) a current rent roll of all leases affecting the Property certified by Seller to be true and correct;

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Commercial Improved Earnest Money Contract concerning      8909 KINGSWAY
                                                      --------------------------

                           (3) a current inventory of all tangible personal property and fixtures, if any, owned by Seller and located on, attached to, or used in connection with the Property;

                           (4) copies of all notes and deeds of trust assumed or taken subject to by Buyer;

                           (6) copies of all warranties and guaranties, if any, relating to the Property, or any part thereof, or to be tangible personal property and fixtures owned by Seller and located on, attached to, or used in connection with the Property;

                           (7) copies of all fire, hazard, liability, and other insurance policies held by Seller on or affecting the Property;

                           (9)      a  copy   of  the   "as-built"   plans   and
                                    specifications of the Property, in Seller's possession, if any;

                           (12)     copies   of   all   previous   environmental
                                    assessments, studies, or analyses affecting the Property in Seller's possession.

8. BROKER'S REPRESENTATION AND FEES: John T. Hellard (Listing Broker): o represents Seller only; |X| acts as an intermediary between Seller and Buyer. Any other broker represents: o Seller as Listing Broker's Subagent; o Buyer only. Seller shall pay Listing Broker (choose only one):

[ ]      (a)      the fee specified by separate agreement between Listing Broker and Seller.

|X|      (b)      a total cash fee of either  $------- or 5 % of the total Sales
                  Price in -------------------- County, Texas on closing of this sale, which Escrow agent shall pay from Seller's proceeds of the sale. If Seller defaults, the cash fee shall be due and payable in full. If Buyer defaults, Escrow Agent is authorized to pay Listing Broker one-half of any Earnest Money Seller receives under this contract not to exceed the amount of the cash fee.

9.       CLOSING:

         (a) The closing of the sale shall be on or before April 28, 1997 or within 7 days after the objections to title or the survey have been cured, whichever date is later (the Closing Date); however, if financing or assumption approval has been obtained pursuant to paragraph 4, the Closing Date shall be extended up to 15 days only if necessary to comply with lender's closing instructions (for example, survey, insurance policy, property repairs, closing documents). If either party fails to close this sale by the Closing Date, the non-defaulting party shall be entitled to exercise the remedies contained in paragraph 15.

         (b) At closing Seller shall furnish, at Seller's expense (strike any not to be furnished):

                  (1) tax statements showing no delinquent taxes on the Property;

                  (2) a |X| General [ ] Special Warranty Deed conveying good and indefeasible title to the Property showing no additional exceptions to those permitted in paragraph 6;

                  (3) If applicable, a Bill of Sale with warranties to title conveying title, free and clear of all liens, to any personal property defined as part of the Property in paragraph 2 and conveyed by this contract;

                  (8) evidence that the person executing this contract is legally capable and authorized to bind Seller.

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Commercial Improved Earnest Money Contract concerning      8909 KINGSWAY
                                                      --------------------------


10. POSSESSION: Seller shall deliver possession of the Property to Buyer on -------------- in its present or required repaired condition, ordinary wear and tear excepted. Any possession by Buyer prior to closing or Seller after closing that is not authorized by a separate written lease agreement, shall establish a landlord- tenant at sufferance relationship between the parties.

11.      SPECIAL PROVISIONS:

         1 - Buyer to pay for all closing cost and Seller to pay his legal fees.

         2 -      Buyer Accepts property in its present condition.  See Addendum
         3 -      Buyer to pay for own environmental study.
         4 -      Seller agrees to lease to Buyer subject property for 90 days or less at $5,000.00 per month beginning February 1st, 1997.
                  See attached lease agreement.

12.      SALES EXPENSES:  To be paid in cash at or prior to closing:

         (a) Seller's Expenses: Releases of existing liens, including prepayment penalties and recording fees; release of Seller's loan liability; tax statements or certificates; preparation of deed; one-half of escrow fee; and other expenses stipulation to be paid by Seller under other provisions of this contract.

         (b) Buyer's Expenses: All loan fees or expenses (e.g., fees for application,origination, discount, appraisal, assumption, recording, tax service, mortgagee title policies, credit reports, document preparation and the like); preparation and recording of deed of trust to secure assumption; required premiums for flood and hazard insurance; interest on all periodic installment payment notes from date of disbursements to one payment period prior to dates of first monthly payments; one-half of escrow fee; fees for copies and delivery of title commitment and related documents; and other expenses stipulated to be paid by Buyer under other provisions of this contract.

         (c) If any sales expense exceeds the amount stated in this contract to be paid by either party, either party may terminate this contract unless either party agrees to pay such excess.

13.      PRORATIONS AND ESTOPPEL CERTIFICATES:

         (a) PRORATIONS: Insurance (at Buyer's option) if a transfer is permitted by the insurance carrier, interest on any assumed loan, current taxes, and any rents shall be prorated through the Closing Date. If the amount of the ad valorem taxes for the year in which the sale is closed is not available on the Closing Date, proration of taxes shall be made on the basis of taxes assessed in the previous year, with a subsequent cash adjustment of such proration to be made between Seller and Buyer, if necessary, when actual tax figures are available. If Buyer is assuming payment of or taking subject to any existing loan on the Property, all reserve deposits for the payment of taxes, insurance premiums, and other charges,shall be transferred to Buyer by Seller and Buyer shall pay to Seller the amount of such reserved deposits at closing.

         (b) ESTOPPEL CERTIFICATES: Within N/A days after the Effective Date of this Contract, Seller shall deliver to Buyer estoppel certificates signed not earlier than N/A by each tenant leasing space in the Property stating that, as of the date signed: no default exists under the terms of the lease agreement by either lessor or lessee; the amount of any rental payments made in advance, if any; the amount of any security deposits made, if any; the amount of any offsets against rent, if any; and that the tenant has no defenses against the payment of rent accruing under the terms of the lease agreement. If Seller is unable to deliver the estoppel certificates in accordance with the terms of this paragraph without fault by the specified time, Buyer may: (i) terminate this contract and the Earnest Money shall be refunded to Buyer; (ii) extend the time for performance up to 15

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Commercial Improved Earnest Money Contract concerning      8909 KINGSWAY
                                                      --------------------------
                  days and the Closing Date shall be extended as  necessary;  or
                  (iii) waive Seller's requirement to deliver the estoppel certificates.

         (c) Seller shall, at closing, tender to Buyer any security deposits, prepaid expenses, and advanced rental payments paid by any and all tenants.

14.      CASUALTY LOSS AND CONDEMNATION:

         (a) If any part of the Property is damaged or destroyed by fire or other casualty loss, Seller shall restore the Property to its previous condition as soon as reasonably possible, but in any event by the Closing Date. If Seller is unable to do so without fault, Buyer may: (i) terminate this contract and the Earnest Money shall be refunded to Buyer; (ii) extend the time for performance up to 15 days and the Closing Date shall be extended as necessary; or (iii) accept the Property in its damaged condition and accept an assignment of insurance proceeds. Provisions of the Texas property Code to the contrary shall not apply.

         (b) If prior to closing condemnation proceedings are commenced against any portion of the Property, Buyer may: (i) terminate this contract by written notice to Seller within 15 days after Buyer is advised of the condemnation proceeding and the Earnest Money shall be refunded to Buyer; or (ii) appear and defend in the condemnation proceeding and any award in condemnation shall, at Buyer's election, become the property of Seller and the sales price shall be reduced by the same amount or any award shall become the property of Buyer and the Sales price shall not be reduced.

15. DEFAULT: If Buyer fails to comply with this contract, Buyer shall be in default. Seller may either, enforce specific performance, seek other relief as may be provided by law, or both; or terminate this contract and receive the Earnest Money as liquidated damages, thereby releasing the parties from this contract. If Seller is unable without fault to make any noncasualty repairs, deliver the estoppel certificates, or deliver the Commitment within the time allowed, Buyer may either terminate this contract and receive the Earnest Money as the sole remedy or extend the time for performance up to 15 days and the Closing Date shall be extended as necessary. If Seller fails to comply with this contract for any other reason, Seller shall be in default and Buyer may either enforce specific performance, seek such other relief as may be provided by law, or both; or terminate this contract and receive the Earnest Money, thereby releasing the parties from this contract.

16. ATTORNEY FEES: If Buyer, Seller, Listing Broker, Other Broker, or Escrow Agent is a prevailing party in any legal proceeding brought under or with relation to this contract or this transaction, such party shall be entitled to recover from the non-prevailing parties all costs of such proceeding and reasonable attorney fees. The provisions of this paragraph shall survive closing.

17. ESCROW: If either party makes demand for the payment of the Earnest Money, Escrow Agent has the right to require from all parties and brokers a written release of liability of Escrow Agent for disbursement of the Earnest Money. Any refund or disbursement of Earnest Money under this contract shall be reduced by the amount of unpaid expenses incurred on behalf of the party receiving the Earnest Money, and Escrow agent shall pay the same to the creditors entitled thereto. At closing, the Earnest Money shall be applied first to any cash down payment, then to Buyer's closing costs and any excess refunded to Buyer. Demands and notices required by this paragraph shall be in writing and delivered by hand delivery or by certified mail, return receipt requested.

18.      MATERIAL FACTS:

         (a) Seller shall convey the Property on closing: (i) with no liens, assessments,. Uniform Commercial Code or other security interests against the Property which will not be satisfied out of the Sales Price unless securing payment of any loans assumed by Buyer, (ii) without any assumed loans in default; and (iii) with no parties in possession of any portion of the Property as lessees, tenants at sufferance, or trespassers except tenants under the written leases delivered to Buyer pursuant to his contract.

         (b) To the best of Seller's knowledge and belief (choose (1) or (2) only):

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Commercial Improved Earnest Money Contract concerning      8909 KINGSWAY
                                                      --------------------------

                  [ ]      (1)      Seller is not aware of any material  defects
                                    to the Property except as stated in the attached property Condition Statement.

                  |X|      (2)      Seller is not aware of:

                                    (i)      any   material   defects   to   the
                                             Property except:  ROOF SEE ADDENDUM
                                             SUITABILITY, STRUCTURE SEE ADDENDUM
                                             -----------------------------------

                                    (ii)     any   environmental    hazards   or
                                             conditions  affecting  the property
                                             which would  violate  any  federal,
                                             state    or     local     statutes,
                                             regulations,   ordinance  or  other
                                             requirements and more specifically,
                                             but without limitation, whether (1)
                                             the  Property  is or has ever  been
                                             used for  storage  or  disposal  or
                                             hazardous  substances  or materials
                                             or  toxic  waste,  a dump  site  or
                                             landfill,  or  the  housing  of any
                                             underground  tanks  or  drums;  (2)
                                             radon,   asbestos   insulation   or
                                             fireproofing, ureaformaldehyde foam
                                             insulation,   lead-based  paint  or
                                             other pollutants or contaminants of
                                             any  nature  now exist or have ever
                                             existed   on  the   Property;   (3)
                                             wetlands,  as defined by federal or
                                             state law or regulation  are on the
                                             Property;  and  (4)  threatened  or
                                             endangered    species    or   their
                                             habitat,  as  defined  by the Texas
                                             Parks and  Wildlife  Department  or
                                             the U.S. Fish and Wildlife Service,
                                             are  on  the  property;  except  as
                                             follows----------------------------
                                             -----------------------------------

19.      NOTICES:   All  notices  shall  be  in  writing  and   effective   when
         hand-delivered, mailed by certified mail return receipt requested, or sent by facsimile transmission to:

         Buyer at P.O. Box 3048             Seller at  One McKelligan Canyon Rd.
         --------------------------         ------------------------------------
                  Sunland Park, NM                     El Paso, Tx. 79930
         --------------------------         ------------------------------------
         Phone  (505) 589-5431              Phone (   )
         --------------------------         ------------------------------------
         Fax     (   )                      Fax  (   )
         --------------------------         ------------------------------------

20. FEDERAL TAX REQUIREMENT: If Seller is a "foreign person", as defined by applicable law, or if Seller fails to deliver an affidavit that Seller is not a "foreign person", then Buyer shall withhold from the sales proceeds at closing an amount sufficient to comply with applicable tax law and deliver the same to the Internal Revenue Service, together with appropriate tax forms. Internal Revenue Service regulations require filing written reports if cash in excess of specified amounts is received in the transaction.

21. DISPUTE RESOLUTION: The parties agree to negotiate in good faith in an effort to resolve any dispute related to this contract that may arise. If the dispute cannot be resolved by negotiation, the dispute shall be submitted to mediation before the parties resort to arbitration or litigation and a mutually acceptable mediator shall be chosen by the parties to the dispute who shall share the cost of mediation services equally.

22. AGREEMENT OF THE PARTIES: This contract shall be binding on the parties, their heirs, executors, representatives, successors, and assigns. This contract shall be construed under and in accordance with laws of the State of Texas. This contract contains the entire agreement of the parties and cannot be changed except by written agreement. If this contract is executed in a number of identical counterparts, each counterpart is deemed an original and all counterparts shall, collectively, constitute one agreement. Buyer o may o may not assign this contract. If Buyer assigns this contract Buyer shall be relieved of any future liability under this contract only if the assignee assumes in writing all obligations and liability of Buyer under this contract. Addenda which are part of this contract are: SEE ADDENDUM---------------------------------------------------------------

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Commercial Improved Earnest Money Contract concerning      8909 KINGSWAY
                                                      --------------------------

23. TIME: Time is of the essence in this contract. Strict compliance with the times for performance stated in this contract is required.

24. EFFECTIVE DATE: The Effective Date of this contract for the purpose of performance of all obligations shall be the date this contract is receipted by the Escrow Agent after all parties have executed this contract.

25.      MISCELLANEOUS:

         (a) Buyer should have an Abstract covering the Property examined by an attorney of Buyer's selection, or Buyer should be furnished with or obtain a Title Policy.

         (b) If the Property is situated in utility or other statutorily created district providing water, sewer, drainage, or flood control facilities and services, Chapter 50 of the Texas Water Code requires Seller to deliver and the Buyer to sign the statutory notice relating to the tax rate, bonded indebtedness, or standby fee of the district prior to final execution of this contract.

         (c) If the Property adjoins or shares a common boundary with the tidally influenced submerged lands of the state, Section
                  33.135 of the Texas Natural Resources Code, requires a notice regarding coastal area property to be included in the contract.

         (d) Buyer should not rely upon any oral representations about the Property from any source. Seller and any broker have no knowledge of any defects in the Property other than what has been disclosed in this contract or other writing.

         (e) Brokers are not qualified to render property inspections, survey,s engineering studies, environmental assessments, or inspections to determine compliance with zoning, governmental regulations, or laws. Buyer should seek experts to render such services. Selection of inspectors and repairmen is the responsibility of the Buyer and not the Broker.

26. CONTRACT AS OFFER: The execution of this contract by the first party constitutes an offer to buy or sell the Property. Unless accepted by the other party by 5:00 p.m. (in the time zone in which the Property is located) on FEBRUARY 20, 1997------------------, the offer shall lapse and be null and void.

This is intended to be a legally binding contract. READ IT CAREFULLY. NO REPRESENTATION OR RECOMMENDATION IS MADE BY BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS DOCUMENT OR TRANSACTION. CONSULT YOUR ATTORNEY BEFORE SIGNING.

Buyer's                                 Seller's
Attorney                                Attorney
        ------------------------                ----------------------------

 /s/ Ron Campbell         2-5-97        /s/ Stanley Jobe             2-11-97
--------------------------------        ------------------------------------
     Ron Campbell                           Stanley Jobe
     Buyer Quality Air Inc.                 Seller

--------------------------------        ------------------------------------

Commercial Improved Earnest Money Contract concerning      8909 KINGSWAY
                                                      --------------------------

Buyer                                                                  Seller


--------------------------------------------------------------------------------
                            AGREEMENT BETWEEN BROKERS

Listing Broker agrees to pay -------------------------------------------.  Other
Broker, a fee of $------------------------ or ----% of the Sales Price when the Listing Broker's fee is received. Escrow Agent is authorized and directed to pay Other Broker from Listing Broker's fee at closing. This Agreement between Brokers supersedes any prior offers and agreements for compensation between brokers.

                                        John T. Hellard           0142054
--------------------------------        ------------------------------------

Other Broker          License No.       Listing Broker           License No.

By:-----------------------------        By:---------------------------------

                                        3707 Admiral          (915) 593-1957
--------------------------------        ------------------------------------

Other Broker's Address  Phone No.       Listing Broker's Address   Phone No.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     RECEIPT

On this day,  -----------------------------,  Escrow Agent acknowledges  receipt
of:   (a)  [  ]   Contract;   and  (b)  [  ]  Earnest   Money  in  the  form  of
-----------------------------------
Escrow Agent ------------------------------       By:--------------------------
Address:-----------------------------------     Phone:-------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         HAZARDOUS MATERIALS WARNING AND
                       DISCLAIMER FOR PROPERTIES INVOLVED
                        IN SALE AND/OR LEASE TRANSACTIONS

Property: 8909 KINGSWAY
          ----------------------------------------------------------------------

Various materials utilized in the construction of any improvements to the Property may contain materials that have been or may in the future be determined to be toxic, hazardous or undesirable and may need to be specially treated, specially handled and/or removed from the Property. For example, some electrical transformer sand other electrical components can contain PCB's, and asbestos has been used in a wide variety of building components such as fire-proofing, air duct insulation, acoustical titles, spray-on acoustical materials, linoleum, floor tiles and plaster. Due to current or prior uses, the Property or improvements may contain materials such as metals, minerals, chemicals, hydrocarbons, biological or radioactive materials and other substances which are considered, or in the future may be determined to be, toxic wastes, hazardous materials or undesirable substances. Such substances may be above-and below-ground containers on the Property or may be present on or in soils, water, building components or other portions of the Property in areas that may or may not be accessible or noticeable.

Current and future federal, state and local laws and regulations may require the clean-up of such toxic, hazardous or undesirable materials at the expense of those persons who in the past, present or future have had any interest in the Property including, but not limited to, current, past and future users of the property. Sellers/lessors and Buyers/Tenants are advised to consult with independent legal counsel of their choice to determine their potential liability with respect to toxic, hazardous, or undesirable materials. Sellers/lessors and Buyers/Tenants should also consult with such legal counsel to determine what provisions regarding toxic, hazardous or undesirable materials they may wish to include in purchase and sale agreements, leases, options and other legal documentation related to transactions they contemplate entering into with respect to the Property.

The real estate salespersons and brokers in this transactions have no expertise with respect to toxic wastes, hazardous materials or undesirable substances. Proper inspections to the property by qualified experts are an absolute necessity to determine whether or not there are any current or potential toxic wastes, hazardous materials or undesirable substances in or on the Property. The real estate salespersons and brokers in this transaction have not made, or will they make, any representations, either express or implied, regarding the existence or nonexistence of toxic wastes, hazardous materials, or undesirable substances in or on the Property. problems involving toxic wastes, hazardous materials, or undesirable substances can be extremely costly to correct. It is the responsibility of Sellers/Lessors and Buyers/Tenants to retain qualified experts to deal with the detection and correction of such matters.


SELLER/LESSOR                               BUYER/TENANT

By: /s/ Stanley Jobe                        By: /s/ Ron Campbell
   ---------------------------                 ---------------------------
       STANLEY JOBE                                 RON CAMPBELL

Title:                                               Title: Controller/CFO
   ---------------------------                 ---------------------------
Date:  2-11-97                                       Date:  2-5-97
--------------------------------------------------------------------------------

                       ADDENDUM TO EARNEST MONEY CONTRACT

                  The Addendum is made by and between STANLEY JOBE ("Seller") and QUALITY AIR, INC. and/or assigns ("Buyer") to that certain Earnest Money Contract of Sale ("Contract") dated 11th day of February, 1997, for the purchase and sale of that certain property legally described as follows:

                  Lots 3 to 20, 41 to 58, Block 15, WESTWAY UNIT II, an Addition to El Paso County, Texas, according to the plat on file in Volume 17, Page 35, Real Property Records, El Paso County, Texas; also known as 8989 Kingsway in the City of Anthony, Texas.

                  1. The parties desire to amend the contract with regards to Paragraph 7(a)(1) and Paragraph II to more specifically set out all of their terms of Buyer's acceptance of the Property. Said paragraph shall be amended by adding the following:

                  "CONDITION OF PREMISES. Buyer acknowledges that Seller acquired the property through a Deed in Lieu of Foreclosure and consequently Seller discloses that there may be some defects in the roof and the roof structure. Further, Seller discloses that the property is not connected to City water or sewer. Accordingly, except as otherwise specifically stated herein, BUYER ACKNOWLEDGES AND AGREES THAT NEITHER THE SELLER NOR THE BROKERS HAVE MADE, DO NOT MAKE AND SPECIFICALLY NEGATE AND DISCLAIM ANY REPRESENTATIONS,
WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY, (B) THE INCOME TO BE DERIVED FROM THE PROPERTY, (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH BUYER MAY CONDUCT THEREON, (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS APPLICABLE GOVERNMENTAL AUTHORITY OR BODY, (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY, (F) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS, IF ANY INCORPORATED INTO THE PROPERTY, (G) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTY, OR (H) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY, AND SPECIFICALLY, THAT SELLER AND BROKERS HAVE NOT MADE, DO NOT MAKE AND SPECIFICALLY DISCLAIM ANY REPRESENTATIONS REGARDING COMPLIANCE WITH ANY ENVIRONMENTAL, PROTECTION, POLLUTION OR LAND USE, LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS, INCLUDING SOLID, WASTE, AS DEFINED BY THE U.S. ENVIRONMENTAL, PROTECTION AGENCY REGULATIONS AT 40 C.F.R., PART 261, OR THE DISPOSAL OR EXISTENCE, IN OR ON THE PROPERTY OF ANY HAZARDOUS SUBSTANCE, AS DEFINED BY THE COMPREHENSIVE ENVIRONMENTAL RESPONSE COMPENSATION AND LIABILITY ACT OF 1980, AS AMENDED, AND REGULATIONS PROMULGATED THEREUNDER. BUYER FURTHER INSPECT THE PROPERTY, BUYER IS RELYING SOLE ON ITS OWN INVESTIGATION OF THE PROPERTY AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY SELLER OR BROKER. BUYER FURTHER ACKNOWLEDGES AND

AGREES THAT ANY INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO THE PROPERTY WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT SELLER AND BROKERS HAVE NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKE NO REPRESENTATIONS AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION. SELLER IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY, OR THE OPERATION HEREIN, FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON, BUYER FURTHER ACKNOWLEDGES AND AGREES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE SALE OF THE PROPERTY AS PROVIDED FOR HEREIN IS MADE ON AN "AS IS" CONDITION AND BASIS WITH ALL FAULTS. IT IS UNDERSTOOD AND AGREED THAT THE PURCHASE PRICE HAS BEEN ADJUSTED BY PRIOR NEGOTIATION TO REFLECT THAT ALL OF THE PROPERTY IS SOLD BY SELLER AND PURCHASED BY BUYER SUBJECT TO THE FOREGOING. THE PROVISION OF THIS PARAGRAPH SHALL BE INCORPORATED IN THE DEED TO BE DELIVERED AT CLOSING AND SHALL SURVIVE THE CLOSING."

                  2. REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer represents and warrants as of the date hereof and as of the date of closing, which representations and warranties shall survive the closing, that it has the full corporate power to enter into and consummate this transaction and that the officer executing this document and the documents at closing has been duly authorized and empowered to enter into this Agreement and consummate it according to its terms.

                  3. All other terms and conditions unless modified herein shall remain in full force and effect.


Dated this 11th day of February, 1997.
           ----

SELLER                                         BUYER
                                               QUALIFY AIR, INC.


By: /s/ Stanley P. Jobe                        By: /s/ Ron Campbell     2-17-97
----------------------------                   ---------------------------------
STANLEY P. JOBE                                        RON CAMPBELL
                                               Its:    Controller